                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 11, 2002
                               ------------------
                (Date of Report; Date of Earliest Event Reported)


                               BORDERS GROUP, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

            Michigan                                 1-13740                              38-3294588
            --------                                 -------                              ----------
 (State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
         Incorporation)

                     100 Phoenix Drive, Ann Arbor, MI 48108
                     --------------------------------------
                    (Address of Principal Executive Offices)


                                  734-477-1100
                                  ------------
              (Registrant's Telephone Number, Including Area Code)
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Item 7.           Financial Statements, Pro Forma Information and Exhibits.

                  (c)      Exhibits.

                  Exhibit 99.2   -       Statement of Gregory P. Josefowicz,
                                         Chairman, President, and Chief
                                         Executive Officer of Borders Group,
                                         Inc. pursuant to Securities and
                                         Exchange Commission Order No. 4-460.

                  Exhibit 99.3   -       Statement of Edward W. Wilhelm,
                                         Senior Vice President and Chief
                                         Financial Officer of Borders Group,
                                         Inc. pursuant to Securities and
                                         Exchange Commission Order No. 4-460.

                  Exhibit 99.4   -       Statement of Gregory P. Josefowicz
                                         Chairman, President, and Chief
                                         Executive Officer of Borders Group,
                                         Inc. pursuant to Section 906 of
                                         the Sarbanes-Oxley Act of 2002.

                  Exhibit 99.5   -       Statement of Edward W. Wilhelm,
                                         Senior Vice President and Chief
                                         Financial Officer of Borders Group,
                                         Inc. pursuant to Section 906 of
                                         the Sarbanes-Oxley Act of 2002.

Item 9.           Regulation FD Disclosure.

                  On September 11, 2002, the Chief Executive Officer and Chief Financial Officer of Borders Group, Inc. delivered statements to the Securities and Exchange Commission in accordance with the requirements of Securities and Exchange Commission Order No. 4-460 and 18 U.S.C Section 1350. Copies of these statements are attached as exhibits to this report. These statements are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Borders Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 11, 2002


                                                By:  /s/ Edward W. Wilhelm
                                                     ---------------------------
                                                     Edward W. Wilhelm
                                                     Senior Vice President and
                                                     Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)


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                                  EXHIBIT INDEX


     EXHIBIT                DESCRIPTION

     Exhibit 99.2   -       Statement of Gregory P. Josefowicz, Chairman,
                            President, and Chief Executive Officer of Borders
                            Group, Inc. pursuant to Securities and Exchange
                            Commission Order No. 4-460.

     Exhibit 99.3   -       Statement of Edward W. Wilhelm, Senior Vice
                            President and Chief Financial Officer of Borders
                            Group, Inc. pursuant to Securities and Exchange
                            Commission Order No. 4-460.

     Exhibit 99.4   -       Statement of Gregory P. Josefowicz, Chairman,
                            President, and Chief Executive Officer of Borders
                            Group, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     Exhibit 99.5   -       Statement of Edward W. Wilhelm, Senior Vice
                            President and Chief Financial Officer of Borders
                            Group, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.